EST. 1892

Abercrombie & Fitch

NEW YORK

JEFFERIES GLOBAL CONSUMER CONFERENCE

JUNE 20, 2017

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2017 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

The following presentation includes certain non-GAAP financial measures. Additional details about non-GAAP financial measures are included in the Form 10-Q/A filed by the company on June 6, 2017, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America.

All dollar and share amounts are in millions unless otherwise stated. Sub-totals and totals may not foot due to rounding.

Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

POINTS OF FOCUS | STRATEGIC INITIATIVES



INSPIRE CUSTOMERS



INNOVATE RELENTLESSLY



DEVELOP LEADERS

CUSTOMER CENTRICITY

OPTIMIZE BRAND REACH

COMPELLING ASSORTMENTS

CONTINUOUS PROFIT IMPROVEMENT

BRAND POSITIONING

ORGANIZE TO SUCCEED

COMPARABLE SALES*


4%
2%
0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
0%
(2)%
0%
1%
3%
(4)%
(4)%
(6)%
(5)%
(3)%
(8)%
(7)%
(14)%
(13)%
(10)%
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
HOLLISTER
ABERCROMBIE (1)
TOTAL COMPANY

* Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales

(1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands

Q1 P&L SUMMARY

	2017	% OF SALES	2016	% OF SALES
NET SALES	$661	100%	$685	100%
GROSS PROFIT	399	60.3%	426	62.1%
OPERATING EXPENSE	469	70.9%	481	70.1%
OPERATING LOSS	(70)	(10.6)%	(55)	(8.0)%
LOSS BEFORE TAXES	(74)	(11.2)%	(59)	(8.7)%
TAX BENEFIT	(13)	(2.0)%	(21)	(3.0)%
NET LOSS	$(62)	(9.3)%	$(40)	(5.8)%
NET LOSS PER DILUTED SHARE	$(0.91)		$(0.59)	
WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING	68.1		67.6	

Q1 DILUTED EPS WALK



2016	**$(0.59)**
CORE OPERATIONS	(0.08)
FOREIGN CURRENCY EXCHANGE RATE IMPACT [1]	(0.05)
CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS	(0.14)
TAX RATE [2]	(0.05)
2017	**$(0.91)**

[1] The effect from foreign currency, calculated on a constant currency basis, is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 35% tax rate.

[2] The effect is calculated by applying the year-over-year change in the company's effective tax rate, excluding the impact of the change in share-based compensation accounting standards, to the company's current quarter loss before taxes.

Q1 FINANCIAL POSITION

	2017	% CHANGE	2016	% CHANGE	2015
CASH & EQUIVALENTS	$421	-14%	$491	28%	$383
INVENTORIES, NET	$399	-8%	$436	-1%	$441
GROSS BORROWINGS	$268	-9%	$293	-2%	$299

EXPECT TO GENERATE THE CASH SUFFICIENT TO

INVEST IN THE BUSINESS, MEET DEBT OBLIGATIONS AND MAINTAIN THE DIVIDEND


HOLLISTER

2017 OUTLOOK | SALES • FX • GROSS PROFIT

COMPARABLE SALES

- REMAIN CHALLENGING IN THE SECOND QUARTER
- TREND IMPROVEMENT IN THE SECOND HALF OF THE YEAR

FOREIGN CURRENCY

- CONTINUED ADVERSE IMPACT ON SALES AND OPERATING INCOME

GROSS PROFIT RATE

- TO BE DOWN SLIGHTLY TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 61.0%
- REMAIN PRESSURED IN THE SECOND QUARTER



2017 OUTLOOK | OPERATING EXPENSE



ON TRACK TO DELIVER
EXPENSE REDUCTIONS OF AT LEAST $100 MILLION

OPERATING EXPENSE DOWN AT LEAST 3%
FROM LAST YEAR'S ADJUSTED NON-GAAP OPERATING EXPENSE OF $2 BILLION

65% OF REDUCTION
TO OCCUR IN THE SECOND HALF OF THE YEAR

2017 OUTLOOK | TAX RATE



CORE TAX RATE IN THE LOW 30s

+ DISCRETE NON-CASH INCOME TAX CHARGES RELATED TO CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS

FULL YEAR ~$11 MILLION

Q1 2017 ~$9 MILLION

TAX RATE REMAINS HIGHLY SENSITIVE

AT LOWER LEVELS OF FULL YEAR PRE-TAX EARNINGS

2017 OUTLOOK | CHANNEL OPTIMIZATION

SINCE 2010:

CLOSED APPROXIMATELY 400 STORES
REMODELED NEARLY 150 STORES

CAPEX INVESTMENTS OF ~$400M
IN WEB AND MOBILE EXPERIENCES AND OMNICHANNEL AND CRM CAPABILITIES



2017 OUTLOOK | CHANNEL OPTIMIZATION (CONT).


2017 CAPITAL EXPENDITURES
~$100M

STORES ~$70M

- **40** HOLLISTER STORE REMODELS, INCLUDING 10 DOWNSIZES
- **7** A&F PROTOTYPE STORES, INCLUDING 4 DOWNSIZES
- **7** NEW FULL-PRICE STORES
- **2** NEW OUTLET STORES

DTC / IT ~$20M

THE CONTINUED GLOBAL ROLLOUT OF OMNICHANNEL AND CRM CAPABILITIES

~60 U.S. STORE
CLOSURES IN 2017

50% U.S. LEASES EXPIRE
BY END OF FISCAL 2018

INSPIRE • INNOVATE • DEVELOP


PRODUCT
CUSTOMER
EXPERIENCE
VOICE



OMNICHANNEL

FULL OMNICHANNEL OFFERING IN THE U.S., CANADA & THE U.K.

- PURCHASE ONLINE PICKUP IN-STORE
- RESERVE IN-STORE
- ORDER IN-STORE
- ONLINE AND IN-STORE RETURNS
- SHARED CART BETWEEN MOBILE AND DESKTOP

INTERNATIONAL ROLLOUT IN 2017


Abercrombie & Fitch
abercrombie kids

Q1 2017

DTC 27% OF TOTAL SALES

PLACED 4TH OVERALL

IN TOTAL RETAIL'S RANKING OF TOP 100 OMNICHANNEL RETAILERS

WHENEVER, WHEREVER & HOWEVER

CUSTOMERS CHOOSE TO ENGAGE WITH OUR BRANDS

LOYALTY PROGRAMS

CLUB CALI

5.7 MILLION MEMBERS



2,500 POINTS = $10 IN REWARDS CASH
$1= 10 POINTS!
EARN REWARDS FASTER WITH FREE POINTS

THE CLUB A&F Co EST. 1892

1.7 MILLION MEMBERS SINCE MARCH ROLLOUT

PROVIDING TIMELY CUSTOMER INSIGHTS
DRIVING CUSTOMER ENGAGEMENT & HIGHER AVERAGE SPEND

A&F PROTOTYPE






1
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MOST JEANS SOLD

IN ANY Q1 IN HOLLISTER'S HISTORY

A&F BRAND POSITIONING





EMBODIES EFFORTLESS AMERICAN STYLE FOR LIFE'S EVERYDAY PURSUITS

REFLECTS THE CONFIDENCE OF TODAY'S 20+ CONSUMER

LOOKING AHEAD



INSPIRE CUSTOMERS

INNOVATE RELENTLESSLY

DEVELOP LEADERS

EST. 1892

Abercrombie & Fitch

NEW YORK